U.S. Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: August 2, 2002



VISTA CONTINENTAL CORPORATION
[formerly known as Century Laboratories, Inc.]

COMMISSION FILE NO. 2-90519

A Delaware Corporation           EIN: 72-0510027

851 S. Rampart Blvd. # 150
Las Vegas, NV 89145

Telephone: 702-228-2077



Item 5.  Other Events.

     On July 1, 2002 the Company amended its Certificate of Incorporation to change the name from Century Laboratories, Inc. to Vista Continental Corporation.

Item 7.  Exhibits

(c) 3.1   Amendment of Certificate of Incorporation of Vista Continental
Corporation filed July 1, 2002.


SIGNATURE

     In accordance with Section 13 or 15(d) of the Securities Exchange Act of 1934, this registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




VISTA CONTINENTAL CORPORATION


Dated:       August 2, 2002


By:   /s/ Larry Nash
     ---------------------------------
     Larry Nash, President,
     Chief Executive Officer